UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 27, 2006

Date of report (Date of earliest event reported)

Gramercy Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

420 Lexington Avenue
New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 30, 2006, Gramercy Capital Corp. issued a press release announcing that it sold in a private placement $50 million of trust preferred securities through a wholly-owned subsidiary, Gramercy Capital Trust III.  Gramercy Capital Corp. announced its first sale of trust preferred securities totaling $50 million on May 23, 2005 and an additional offering totaling $50 million was announced on August 10, 2005.

A copy of the press release announcing the sale of the trust preferred securities is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Exhibits

(c)  Exhibits

EX 99.1  Press Release dated January 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2006

	By :	/s/ Robert R. Foley
	Name:	Robert R. Foley
	Title:	Chief Financial Officer